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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 16, 2000


                             VA LINUX SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
            DELAWARE                        000-28369                          77-0399299
-------------------------------      ------------------------     ------------------------------------
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                              47071 BAYSIDE PARKWAY
                            FREMONT, CALIFORNIA 94538
          -------------------------------------------------------------
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (510) 687-7000



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          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS.

         On November 16, 2000, VA Linux Systems, Inc., a Delaware Corporation ("VA Linux"), reported financial results for its first quarter ended October 27, 2000.

         The press release announcing the financial results is filed as Exhibit
99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  99.1     Text of Press Release dated November 16, 2000.




                                      -2-

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VA LINUX SYSTEMS, INC.
                                      a Delaware corporation

Dated: November 16, 2000              By: /s/ Todd B. Schull
                                          --------------------------------------
                                          Todd B. Schull
                                          Vice President, Finance, and
                                          Chief Financial Officer





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                                  EXHIBIT INDEX

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
Exhibit Number    Description
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
     99.1         Text of Press Release dated November 16, 2000.
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